UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2023

ARCIMOTO, INC.

(Exact name of registrant as specified in its charter)

Oregon

(State or other jurisdiction of incorporation)

001-38213	26-1449404
(Commission File Number)	(IRS Employer
Identification No.)

2034 West 2nd Avenue, Eugene, OR 97402

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (541) 683-6293

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, no par value	FUV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On February 17, 2023, Arcimoto Property Holding Company, LLC (the “Borrower”) (which is a wholly-owned subsidiary of APHC Holdings, LLC (“Holdings”), which is a wholly-owned subsidiary of Arcimoto, Inc. (the “Company”)), which owns all of the real property formerly owned by the Company, entered into a Loan Agreement (the “Loan Agreement”) with HRE FUV Lending, LLC (the “Lender”) and issued a related Promissory Note (the “Note”) payable to the Lender.

Pursuant to the Loan Agreement and the Note, the Borrower is receiving a $6,000,000 loan secured by all the real properties of the Borrower all equity interests of Borrower. The loan:

(i)	has an initial term of six (6) months, with the possibility of \a further six (6) month extension upon the satisfaction of certain conditions;

(ii)	requires interest payments and fees only until maturity;

(iii)	has an interest rate equal to twenty percent (20%) per annum for the first six (6) months (with the possibility of retroactive reduction to 10% if repaid in full within such six (6) months without an event of default having occurred) and zero percent (0%) per annum for the six (6) month extension period;

(iv)	contemplates an increase in the interest rate if an event of default occurs;

(v)	requires an upfront fee to Lender of $600,000 on the date the loan is made (and an additional facility fee to Lender of $300,000 if the loan is not repaid in full within the first six (6) months or if an event of default occurs);

(vi)	requires that, in the event of prepayment, a minimum of $600,000 in interest must have been paid (with the possibility of reduction to $300,000 if repaid in full within the first six (6) months if no event of default has occurred);

(vii)	provides that $500,000 of the loan amount is retained as a holdback by Lender for disbursement to Borrower only after certain construction is completed at the real property and the cost of such construction is paid in full by Borrower;

(viii)	is fully guaranteed by Holdings; and

(ix)	is subject to a limited recourse guaranty by the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description

10.1	Loan Agreement by and between Arcimoto Property Holding Company, LLC, and HRE FUV Lending, LLC dated February 17, 2023

10.2	Promissory Note dated February 17, 2023 made by Arcimoto Property Holding Company, LLC, payable to HRE FUV Lending, LLC in the maximum principal amount of $6,000,000.

10.3	Sole Member Guaranty dated as of February 17, 2023 made by APHC Holdings, LLC, in favor of HRE FUV Lending, LLC.

10.4	Limited Recourse Carve-Out Guaranty dated as of February 17, 2023 by Arcimoto, Inc., in favor of HRE FUV Lending, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCIMOTO, INC.

Date: February 22, 2023	By:	/s/ Jesse Fittipaldi
Jesse Fittipaldi
Chief Executive Officer

2